File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497 (e)

This information reflects additions to the Prospectus
Caption Section "How To Purchase Portfolio Shares" (page 37) of Post-Effective Amendment No. 47.

             THE ENTERPRISE GROUP OF FUNDS, INC.
                SUPPLEMENT TO THE PROSPECTUS
                      DATED MAY 1, 1997
             As Supplemented on August 25, 1997


During the period from September 2, 1997 through October 31, 1997, Enterprise Fund Distributors, Inc. intends to reallow the full applicable sales charge to certain broker/dealers with respect to the sale of shares of the Growth and Income Portfolio, Equity Portfolio, and Small Company Growth Portfolio of the Fund.

September 2, 1997